                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 21, 2001


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
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                           (Exact name of registrant)


         New York                      333-05271                 13-3728743
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


                    270 Park Avenue, New York, New York        10017
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               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         On or about May 17, 18 and 21, 2001, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2,
Series 2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------
                  20.1              Monthly  Reports  with respect to the May 17, 18 and 21, 2001 distributions.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                          THE CHASE MANHATTAN BANK,
                                          As Paying Agent, on behalf
                                          of Chase Commercial
                                          Mortgage Securities Corp.


                                          By:  /s/ Diane E. Wallace
                                          -----------------------------------
                                          Name:    Diane E. Wallace
                                          Title:   Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                               Description
-----------                               -----------
20.1                                      Monthly Reports with respect to the
                                          distributions to certificateholders
                                          May 17, 18 and 21, 2001.